SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	December 4, 2019 December 4, 2019
Asia Pacific Fund[1] Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.50%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
Classic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Common Stock Fund[2] Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Conservative Income Fund Institutional Class	0.27%	December 31, 2019
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.62% 0.40%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Discovery Fund[3] Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified Capital Builder Fund[4] Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.05% 0.78%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Markets Bond Fund	0.00%	June 30, 2020
Emerging Markets Equity Fund[5] Class A Class C Class R6 Administrator Class Institutional Class	1.58% 2.33% 1.15% 1.46% 1.19%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Emerging Markets Equity Income Fund[6] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.62% 2.37% 1.87% 1.17% 1.45% 1.22%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Endeavor Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.60% 0.94% 0.70%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Factor Enhanced Emerging Markets Fund	0.00%	June 30, 2020
Factor Enhanced Institutional Fund	0.00%	June 30, 2020
Factor Enhanced Large Cap Fund	0.00%	June 30, 2020
Factor Enhanced Small Cap Fund	0.00%	June 30, 2020
Fundamental Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.15% 0.90%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Global Investment Grade Credit Fund Class R6 Institutional Class	0.45% 0.50%	March 31, 2020 March 31, 2020
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class[7]	0.60% 0.34% 0.20% 0.14% 0.50% 0.77%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
High Yield Corporate Bond Fund	0.00%	June 30, 2020
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2019 September 30, 2019 September 30, 2019
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.79% 1.14% 0.84%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
International Government Bond Fund	0.00%	June 30, 2020
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.24% 1.99% 0.84% 1.14% 0.89%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.30% 0.65% 0.40%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.43% 0.60% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2020 May 31, 2020 May 31, 2020
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Opportunity Fund Class A Class C Administrator Class Institutional Class	1.18% 1.93% 1.00% 0.75%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2019 October 31, 2019 October 31, 2019
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term Bond Fund Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.33% 2.08% 0.90% 1.20% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.38% 2.13% 1.28% 1.03%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Special International Small Cap Fund Class R6 Institutional Class	0.95% 1.05%	June 30, 2020 June 30, 2020
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.31% 2.06% 1.56% 0.89% 1.20% 0.94%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.81% 1.56% 0.43% 0.68% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class[8]	0.60% 0.34% 0.20% 0.14% 0.45% 0.77%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Ultra Short-Term Municipal Income Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.32% 0.60% 0.37%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
U.S. Core Bond Fund	0.00%	June 30, 2020
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.05% 1.80% 0.92% 0.72%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Equity Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.83%	May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020 May 31, 2020

Schedule A amended: November 22, 2019

1On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Asia Pacific Fund into the Emerging Markets Equity Income Fund.  The merger will occur on or about December 6, 2019.

2On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust were notified of a reduction to the net operating expense ratio (NOER) for the Common Stock Fund Class R6.  Effective February 1, 2020 the NOER will be: Class R6 0.83%

3On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratios (NOERs) for Class R6 and Administrator Class for the Discovery Fund.  Effective February 1, 2020 the NOERs will be: Class R6 0.79%; Administrator Class  1.14%

4On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratios (NOERs) for Class A and C for the Diversified Capital Builder Fund.  Effective February 1, 2020 the NOERs will be: Class A 1.13%; Class C 1.88%

5On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratios (NOERs) for Class A, C, R6, Administrator and Institutional for the Emerging Markets Equity Fund.  Effective March 1, 2020 the NOERs will be: Class A 1.55%; Class C 2.30%, Class R6 1.13%; Administrator Class 1.42%; Institutional Class 1.17%

6On May 22, 2019 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Asia Pacific Fund into the Emerging Markets Equity Income Fund.  On or about December 6, 2019, the net operating expense ratio for Classes A, C and R will be reduced to: Class A 1.55%; Class C 2.30%; Class R 1.80% and the expiration dates will be extended to February 28, 2021.

7On November 22, 2019, the Board of Trustees of Wells Fargo Funds Trust approved the elimination of the Sweep Class shares for the Government Money Market Fund.  The Sweep Class elimination will occur on or about November 29, 2019.

8On November 22, 2019, the Board of Trustees of Wells Fargo Funds Trust approved the elimination of the Sweep Class shares for the Treasury Plus Money Market Fund.  The Sweep Class elimination will occur on or about November 29, 2019.

The foregoing schedule of capped operating expense ratios is agreed to as of November 22, 2019 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

                        Catherine Kennedy

                        Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
             Paul Haast

             Senior Vice President